UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 17, 2009

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

New Jersey	001-09120	22-2625848
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, P.O. Box 1171
Newark, New Jersey 07101-1171
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PSEG POWER LLC
(Exact name of registrant as specified in its charter)
Delaware	000-49614	22-3663480
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, T-25
Newark, New Jersey 07102-4194
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Exact name of registrant as specified in its charter)

New Jersey	001-00973	22-1212800
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification No.)

80 Park Plaza, P.O. Box 570
Newark, New Jersey 07101-0570
(Address of principal executive offices) (Zip Code)
973-430-7000
(Registrant’s telephone number, including area code)
http://www.pseg.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

           The information contained in Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers in this combined Form 8-K is separately filed, as noted, by Public Service Enterprise Group Incorporated (PSEG), PSEG Power LLC (Power) and Public Service Electric and Gas Company (PSE&G). Information contained herein relating to any individual company is provided by such company on its own behalf and in connection with its respective Form 8-K. Power and PSE&G each makes representations only as to itself and makes no other representations whatsoever as to any other company.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

           On March 17, 2009, PSEG issued a press release, attached to this Form 8-K as Exhibit 99, announcing the election of Caroline Dorsa as Executive Vice President and Chief Financial Officer of PSEG, Power and PSE&G, effective April 9, 2009. Thomas M. O’Flynn will no longer serve as Executive Vice President and Chief Financial Officer of PSEG, Power and PSE&G and will leave PSEG effective April 10, 2009.

           Caroline Dorsa, age 49, has been a director of PSEG and PSE&G since 2003. She has been employed by Merck & Co., Inc. (Merck) as Senior Vice President of Global Human Health, Strategy and Integration since February 2008. Ms. Dorsa was Senior Vice President and Chief Financial Officer of Gilead Services, Inc. from November 2007 to January 2008 and Senior Vice President and Chief Financial Officer of Avaya, Inc. from February 2007 to November 2007. Prior to that time, she was Vice President and Treasurer of Merck from December 1996 to January 2007. Ms. Dorsa will resign as a director of PSEG and PSE&G, effective April 9, 2009.

           PSEG and Ms. Dorsa have entered into an offer letter covering her employment on an at-will basis. Pursuant to that agreement, she will be paid an annual base salary of $570,000, subject to review as of January 1, 2010 or upon any earlier significant change in responsibilities. Ms. Dorsa will be a participant in PSEG’s Senior Management Incentive Compensation Plan (SMICP) under terms consistent with those of other SMICP participants. Her initial target incentive award will be 60% of base salary. Ms. Dorsa will also be a participant in PSEG’s Long-Term Incentive Plan (LTIP) under terms consistent with those of other LTIP participants and PSEG management has agreed to recommend to the Organization and Compensation Committee of PSEG’s Board of Directors an initial LTIP award in an approximate value of $660,000 plus a grant of 8,800 shares of restricted PSEG Common Stock which would vest on the fifth anniversary of her date of employment. The restricted stock grant, plus a cash payment of $60,000 which Ms. Dorsa will receive within 45 days of her employment, are designed to offset the loss of certain compensation resulting from her resignation as a director of PSEG.

           In addition, PSEG has agreed to pay Ms. Dorsa a cash payment of $200,000 within 45 days of employment, subject to repayment by her in the event that she voluntarily terminates her employment or her employment is terminated for cause, in each case, within three years from the time she receives such payment.

           Ms. Dorsa will be eligible to participate in certain supplemental retirement plans of PSEG and will be granted fifteen additional years of credited service under those plans because of prior work experience, once she completes five years of service following her date of employment. Ms. Dorsa will also be eligible to participate, under terms consistent with those of other participants, in PSEG’s Key Executive Severance Plan which provides certain severance benefits if her employment is involuntarily terminated without cause.

Item 9.01 Financial Statements and Exhibits

Exhibit 99                Press Release dated March 17, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: March 17, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PSEG POWER LLC
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: March 17, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized. The signature of the undersigned company shall be deemed to relate only to matters having reference to such company and any subsidiaries thereof.

PUBLIC SERVICE ELECTRIC AND GAS COMPANY
(Registrant)

By:	/s/ Derek M. DiRisio
Derek M. DiRisio
Vice President and Controller
(Principal Accounting Officer)

Date: March 17, 2009